UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  May 16, 2001
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                              GRILL CONCEPTS, INC.
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             (Exact name of registrant as specified in its charter)


           Delaware                    0-23226                  13-3319172
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(State or other jurisdiction        (Commission          (IRS Employer
 of incorporation)                   file number)         Identification Number)


        11661 San Vicente Blvd., Suite 404, Los Angeles, California 90049
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               (Address of principal executive offices)(Zip Code)


                                 (310) 820-5559
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              (Registrant's telephone number, including area code)



         (Former name and former address, if changed since last report)

Item 5.  Other Information

         On May 17, 2001, Grill Concepts, Inc. issued a press release announcing the signing of a Subscription Agreement with Starwood Hotels & Resorts Worldwide, Inc. pursuant to which Grill Concepts agreed to issue and sell 666,667 shares of common stock and 666,667 warrants to Starwood, for aggregate consideration of $1,000,000.50, in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended. The Warrants are exercisable at $2.00 per share for a period of five years.

         Closing of the placement to Starwood is subject to, among other conditions, (1) execution and delivery of a Development Agreement, Investor Rights Agreement and Stockholders' Agreement, (2) receipt by Grill Concepts of not less than $1,000,000 from investors, other than Starwood, with respect to the sale of shares at a price not less than $1.50 per share, (3) appointment or election of a designee of Starwood to Grill Concepts' board of directors, (4) sale of Grill Concepts' South Plainfield, New Jersey Pizzeria Uno restaurant for not less than $700,000 in gross cash proceeds, (5) amendment of the agreement between Grill Concepts and Hotel Restaurant Properties, Inc., and (6) approval of the issuance of shares and warrants by the shareholders of Grill Concepts.

         Under the terms of the Development Agreement which will be entered into assuming closing of the Starwood investment, Grill Concepts and Starwood agree to jointly develop the Company's branded restaurants in Starwood properties with Starwood being the exclusive major hotel operator in which the Company's restaurants are developed, managed, operated or licensed. Starwood's exclusive development rights under the Development Agreement are subject to minimum restaurant development obligations which, in general, provide that Starwood must enter into Management Agreements or License Agreements with respect to an average of not less than three restaurants annually in order to maintain exclusivity.

         The Development Agreement also provides for the issuance to Starwood, after the aggregate number of branded restaurants covered by management agreements or licensing agreements reaches five, ten, fifteen and twenty (each a "Development Threshold Date"), of warrants (the "Development Warrants") to purchase a number of shares of the Company's Common Stock equal to 4% of the then outstanding shares of capital stock. The Development Warrants will have an exercise price equal to (1) if the fair market value of the Common Stock as of the applicable Development Threshold Date is greater than the fair market value of the Common Stock as of the closing date of the transactions contemplated by the Subscription Agreement (the "Closing Date"), the greater of (A) 75% of the fair market value of the Common Stock on the date of issuance of the Development Warrants or (B) the fair market value of the Common Stock on the closing date as defined in the Starwood Agreements, or (2) if the fair market value of the Common Stock as of the applicable Development Threshold Date is equal to or less than the fair market value of the Common Stock on the closing date, the fair market value of the Common Stock as of the applicable Development Threshold Date.

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

         In addition to the Development Warrants, the Development Agreement provides for the issuance of warrants (the "Incentive Warrants") to Starwood to purchase a number of shares of the Company's Common Stock equal to 0.75% of the then outstanding shares of capital stock of the Company on the date of execution of any management agreement or license agreement (the "Initial Incentive Threshold Date") resulting in the total number of restaurants being operated pursuant to the Starwood Agreements exceeding 35% of the total branded restaurants operated by the Company. Additional Incentive Warrants will be issued on each anniversary of the Initial Incentive Threshold Date provided that the incentive threshold continues to be satisfied.

         Under the terms of the  Investor  Rights  Agreement  and  Stockholders'
Agreement which will be entered into assuming closing of the Starwood investment, (1) Starwood is granted preemptive rights, for a period of three years and provided that Starhold holds no less than 333,333 shares of Grill Concepts common stock, to receive notice of any proposed issuance of securities by Grill Concepts (excluding issuances under employee equity incentive plans not exceeding 15% of the outstanding securities, pro rata issuances to shareholders, issuances upon conversion or exercise of outstanding options, warrants or convertible securities, issuances pursuant to mergers, acquistions and similar transactions approved by the board, or issuances to strategic partners approved by the board with the consent of Starwood) and to purchase securities offered in such proposed issuance so as to maintain its proportionate interest in Grill Concepts; (2) Starwood is granted piggyback registration rights whereby the securities held by Starwood would be included in any registration statement filed by Grill Concepts and demand registration rights whereby, commencing on the first anniversary of closing of the Starwood transaction, the holders of a majority of the securities issued to Starwood would have the right to require Grill Concepts to file a registration statement covering the resale of securities of Grill Concepts held by Starwood or its assignees; (3) Grill Concepts and certain shareholders agree to take reasonable actions to cause a minimum of one nominee of Starwood, or, in the event ten or more restaurants are operated pursuant to the Development Agreement, a minimum of two nominees of Starwood, to be elected to the board of directors of Grill Concepts; (4) Starwood and certain members of management and principal shareholders of Grill Concepts agree not to transfer any securities of Grill Concepts for a period of one year; and (5) certain members of management and principal shareholders of Grill Concepts grant to Starwood, for a period of three years, tag-along rights pursuant to which Starwood will have the right to offer and sell shares of Grill Concepts on the same terms shares to be sold by the members of management and shareholders granting such rights.

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

Item 7.  Financial Statements and Exhibits

     (c)  Exhibits

          Exhibit
          Number            Description

          10.1 Subscription Agreement, dated May 16, 2001, by and between Grill Concepts, Inc. and Starwood Hotels & Resorts Worldwide, Inc.

          10.2 Form of Development Agreement by and between Grill Concepts, Inc. and Starwood Hotels & Resorts Worldwide, Inc.

          10.3 Form of Investor Rights Agreement by and between Grill Concepts, Inc. and Starwood Hotels & Resorts Worldwide, Inc.

          10.4 Form of Stockholders' Agreement by and between Grill Concepts, Inc., Starwood Hotels & Resorts Worldwide, Inc., Robert Spivak, Michael Weinstock, Lewis Wolff, Keith Wolff and Wolff Revocable Trust of 1993.

          10.5 Form of $2.00 Warrant.

          99.1 Press release, dated May 17, 2001, entitled "Starwood Hotels & Resorts Enters Strategic Alliance to Jointly Develop Grill Concepts Branded Restaurants in Starwood Hotels"

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                                GRILL CONCEPTS, INC.

Dated: May 17, 2001                          By:  /s/ Robert Spivak
                                                 -------------------------------
                                                 Robert Spivak
                                                 President

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